UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2023

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On December 18, 2023, First Wave BioPharma, Inc. (the “Company”) announced it has entered into a non-binding letter of intent (the “LOI”) for a proposed acquisition with ImmunogenX, Inc. (“IMGX”), a clinical-stage biotherapeutics company developing Phase 3-ready latiglutenase, a targeted, oral biotherapeutic for celiac disease. Pursuant to the LOI, the Company would acquire 100% of the outstanding equity of IMGX on a fully diluted basis and, after stockholder approval of the proposed transaction, the shareholders of IMGX will own a majority of the equity interests of the combined company (the “Acquisition”). Following the close of the proposed Acquisition, James Sapirstein is expected to continue serving as Chairman and Chief Executive Officer with Jack Syage, Ph.D., Chief Executive Officer and Co-Founder of IMGX, assuming the role of President and Chief Operating Officer, with the combined company focused on advancing a GI pipeline comprised of multiple late-stage clinical assets, including latiglutenase and capeserod. Operational and financial leadership positions will be comprised of current First Wave Biopharma executives, while clinical, regulatory affairs, and scientific positions will be led by executives of IMGX. The Company additionally anticipates concurrent financings and a strategic licensing agreement for latiglutenase to occur after the close of the Acquisition.

The LOI is subject to an exclusivity payment by the Company, upon execution of the LOI, of $500,000. The LOI only represents a mutual indication of interest regarding the Acquisition and the terms of the Acquisition are subject to a number of contingencies, including the completion of customary due diligence and the negotiation and execution of definitive agreements.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated December 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

December 18, 2023	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer